                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.60

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

------------------------------
NYSE Ticker Symbol - VFM
------------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     4.91%
-----------------------------------------------------------------------
One-year total return(1)                                     10.69%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      3.20%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       6.56%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  6.37%
-----------------------------------------------------------------------
Commencement date                                           9/27/91
-----------------------------------------------------------------------
Distribution rate as a % of closing common share market
price(2)                                                      6.09%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                  9.92%
-----------------------------------------------------------------------
Preferred share rate(4)                                       1.47%
-----------------------------------------------------------------------
Net asset value                                              $16.41
-----------------------------------------------------------------------
Closing common share market price                            $14.68
-----------------------------------------------------------------------
Six-month high common share market price (11/08/01)          $15.48
-----------------------------------------------------------------------
Six-month low common share market price (03/27/02)           $13.94
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 38.6% federal income tax rate.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose your money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2002
- AAA/Aaa............  76.0%   [PIE CHART]
- AA/Aa..............  12.2%
- A/A................   8.4%
- BBB/Baa............   2.8%
- Non-Rated..........   0.6%
As of October 31, 2001
- AAA/Aaa............  76.4%   [PIE CHART]
- AA/Aa..............  10.7%
- A/A................   8.6%
- BBB/Baa............   2.7%
- Non-Rated..........   1.6%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)

[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/01                                                                      0.0745                             0.0000
12/01                                                                      0.0745                             0.2419
1/02                                                                       0.0745                             0.0000
2/02                                                                       0.0745                             0.0000
3/02                                                                       0.0745                             0.0000
4/02                                                                       0.0745                             0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
Public Education                                                           26.20                              22.40
General Purpose                                                            15.40                              16.50
Water & Sewer                                                               9.20                               8.30
Health Care                                                                 8.50                              11.40
Transportation                                                              8.00                               8.30

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1992 through April 2002)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/92                                                                      15.1800                            14.8750
                                                                          15.6500                            15.5000
                                                                          16.0000                            15.1250
                                                                          16.0600                            15.6250
                                                                          16.7900                            16.3750
                                                                          17.0300                            16.6250
                                                                          17.6100                            17.6250
12/93                                                                     17.5500                            17.6250
                                                                          16.2600                            15.7500
                                                                          16.1500                            16.1250
                                                                          15.9400                            14.3750
12/94                                                                     15.3000                            14.5000
                                                                          16.2700                            15.5000
                                                                          16.5100                            16.1250
                                                                          16.6900                            16.1250
12/95                                                                     17.2800                            17.0000
                                                                          16.6300                            16.7500
                                                                          16.4000                            16.0000
                                                                          16.5500                            16.6250
12/96                                                                     16.8000                            17.0000
                                                                          16.4500                            16.7500
                                                                          16.7200                            17.2500
                                                                          16.9400                            16.8750
12/97                                                                     17.1300                            17.0000
                                                                          17.0400                            16.5625
                                                                          17.0400                            17.0000
                                                                          17.2900                            17.1875
12/98                                                                     17.1100                            18.0000
                                                                          16.9400                            17.0000
                                                                          16.3300                            16.1875
                                                                          15.9400                            14.3125
12/99                                                                     15.3700                            13.5625
                                                                          15.6600                            13.4375
                                                                          15.6900                            13.3125
                                                                          15.8900                            14.0000
12/00                                                                     16.6500                            13.9375
                                                                          16.7400                            14.5000
                                                                          16.5100                            14.3500
                                                                          16.8600                            14.5800
12/01                                                                     16.1600                            14.8100
                                                                          16.0600                            14.1500
4/02                                                                      16.4100                            14.6800

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD
ENDING APRIL 30, 2002. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns.

    Florida's economy suffered from a general decline in tourist revenues over the period, and the state's economy has continued to suffer even as the nation's economy appears to be gaining its footing. The state has been helped in its financing by generally lower interest rates, however, and it has been among the largest issuers in recent months. In fact, Florida was the fourth largest state in terms of issuance in the first quarter of 2002.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0745 per share translated to a distribution rate of 6.09 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 9.92 percent on a taxable investment (for an investor in the 38.6 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 4.91 percent based on common share market price. This reflects an increase in common share market price from $14.65 per share on October 31, 2001 to $14.68 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Florida Municipal Bond Index posted a total return of 1.04 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Much of our activity in this trust
centered around taking profits from successful positions and redeploying those assets into securities that we felt were likely to produce strong performance going forward. For example, in recent years we purchased several discount-coupon bonds that we anticipated would benefit from changes in the market's structure. Those bonds appreciated considerably as interest rates fell, and got an extra boost when they became desirable to retail investors. We sold these positions when they had reached their price targets in an effort to lock those gains into the portfolio.

    The resulting assets were put to work in bonds that we felt offered better characteristics for the next phase of the market. In some instances we looked for bonds with similar or slightly higher coupons and better structural characteristics. We also favored selected intermediate-maturity, premium-coupon bonds that trade to their call date. These bonds have historically offered the dual benefits of strong income as well as moderate vulnerability to changes in interest rates, and can help the portfolio in times when interest rates are rising.

    The portfolio also experienced a fair amount of call activity. Many of the trust's bonds were issued during a period of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest rate environment. We will continue to monitor these holdings and will attempt to minimize any adverse impact by selectively replacing callable issues when the market offers what we believe are more attractive opportunities elsewhere.

    One of the largest sector shifts in the trust was a reduction in healthcare exposure. Much of this was the result of our sale of one hospital issue. Our credit analysts had been monitoring the issue since we purchased it, and recently became uncomfortable with the hospital's financial picture. Their research paid off--we were able to sell out of the issue before their expectations were realized. The trust also benefited from the sale of two other hospital credits that had exceeded our performance objectives.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that would cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  143.7%
          FLORIDA  137.9%
$1,000    Bay Cnty, FL Sch Brd Ctf Partn (Prerefunded
          @ 07/01/04) (AMBAC Insd)................... 6.750%   07/01/12   $  1,110,480
 1,000    Broward Cnty, FL Hsg Fin Auth Multi-Family
          Hsg Rev Pembroke Pk Apts Proj.............. 5.650    10/01/28        979,790
 1,000    Broward Cnty, FL Sch Brd Ctf Ser A (FSA
          Insd)...................................... 5.000    07/01/22        986,800
   165    Clay Cnty, FL Hsg Fin Auth Rev Single
          Family Mtg (GNMA Collateralized)........... 6.500    09/01/21        172,491
   750    Cocoa, FL Wtr & Swr Rev Impt (Prerefunded @
          10/01/07) (FGIC Insd)...................... 5.875    10/01/26        848,385
 1,470    Collier Cnty, FL Sch Brd Ctf Master Lease
          Pgm Ser B Rfdg (FSA Insd).................. 5.000    02/15/09      1,565,124
   750    Dade Cnty, FL Ed Fac Auth Rev Exchanged
          From Univ of Miami Ser B (MBIA Insd)....... 5.750    04/01/20        784,927
 1,075    Dade Cnty, FL Sch Brd Ctf Partn Ser B
          (Prerefunded @ 08/01/06) (AMBAC Insd)...... 5.700    08/01/16      1,194,121
 4,300    Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser
          B Rfdg (Prerefunded @ 10/01/08) (AMBAC
          Insd)......................................   *      10/01/28        974,466
   500    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
          Insd)...................................... 5.250    10/01/26        501,045
 1,000    Dade Cnty, FL Wtr & Swr Sys Rev Rfdg (FGIC
          Insd)...................................... 5.000    10/01/13      1,018,030
   500    Daytona Beach, FL Wtr & Swr Rev (AMBAC
          Insd)...................................... 5.750    11/15/10        519,535
 2,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)...................................... 5.950    07/01/20      2,195,900

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$  500    Escambia Cnty, FL Hlth Fac Auth Rev Baptist
          Hosp & Baptist Manor Rfdg (Prerefunded @
          10/01/03).................................. 6.750%   10/01/14   $    536,550
   750    Escambia Cnty, FL Pollutn Ctl Rev Champion
          Intl Corp Proj............................. 6.900    08/01/22        786,045
 1,725    Florida Hsg Fin Agy Homeownership Mtg...... 8.595    11/01/18      1,843,542
 1,000    Florida Hsg Fin Agy Hsg Willow Lake Apts
          Ser J-1 (AMBAC Insd)....................... 5.350    07/01/27        994,170
   900    Florida Hsg Fin Corp Rev Homeowner Mtg Ser
          4 (FSA Insd)............................... 6.250    07/01/22        952,065
 1,000    Florida Hsg Fin Corp Rev Hsg Wentworth II
          Apts Ser A (AMBAC Insd).................... 5.375    11/01/29        994,310
   960    Florida Muni Ln Council Rev Ser A (MBIA
          Insd)...................................... 5.250    11/01/17        996,518
 1,080    Florida Muni Ln Council Rev Ser B (MBIA
          Insd)...................................... 5.750    11/01/13      1,196,035
   615    Florida Muni Ln Council Rev Ser B (MBIA
          Insd)...................................... 5.750    11/01/15        673,714
 1,500    Florida Muni Ln Council Rev Ser B (MBIA
          Insd)...................................... 5.750    11/01/29      1,575,555
 5,125    Florida Ports Fin Comm Rev St Trans Tr Fd
          Intermodal Pgm (FGIC Insd)................. 5.500    10/01/29      5,171,638
 1,500    Florida St Brd of Ed Cap Outlay Pub Ed Ser
          B Rfdg..................................... 5.000    06/01/03      1,548,165
 1,100    Florida St Brd of Ed Cap Outlay Pub Ed Ser
          C (FGIC Insd).............................. 5.000    06/01/24      1,081,894
 9,775    Florida St Brd of Ed Cap Outlay Pub Ed Ser
          D Rfdg..................................... 5.750    06/01/22     10,372,839
 1,000    Florida St Brd of Ed Cap Outlay Ser C
          (Prerefunded @ 06/01/03)................... 5.700    06/01/11      1,049,710
 1,500    Florida St Brd of Ed Lottery Rev Ser A
          (FGIC Insd)................................ 5.250    07/01/17      1,553,430

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$3,500    Florida St Brd of Ed Lottery Rev Ser A
          (FGIC Insd)................................ 5.500%   07/01/17   $  3,702,650
   410    Florida St Brd of Regt Hsg Rev (MBIA
          Insd)...................................... 5.750    07/01/14        450,041
 2,735    Florida St Brd of Regt Hsg Rev Univ FL
          (FGIC Insd)................................ 5.500    07/01/28      2,806,466
   500    Florida St Brd of Regt Univ Sys Impt Rev
          (AMBAC Insd)............................... 4.500    07/01/23        455,065
 2,360    Florida St Correctional Privatization Commn
          Ctf Partn (MBIA Insd)...................... 5.375    08/01/15      2,510,969
 1,500    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Envrnmtl Preservtn 2000-A (AMBAC Insd)..... 5.000    07/01/11      1,577,865
 1,700    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Envrnmtl Preservtn 2000-A (AMBAC Insd)..... 6.000    07/01/03      1,777,452
 2,000    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Envrnmtl Prot--B Rfdg (AMBAC Insd)......... 5.750    07/01/07      2,213,500
 2,000    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Envrnmtl Prot Preservtn 2000-A (FGIC
          Insd)...................................... 5.250    07/01/12      2,134,580
   750    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Envrnmtl Prot Preservtn 2000-B (FSA
          Insd)...................................... 5.500    07/01/08        824,685
 1,000    Florida St Muni Pwr Agy Rev Stanton Proj
          Rfdg (FSA Insd)............................ 5.500    10/01/14      1,085,440
 1,000    Florida St Tpk Auth Tpk Rev Dept of Trans
          Ser A Rfdg (FGIC Insd)..................... 5.250    07/01/22      1,006,150
 1,475    Florida St Tpk Auth Tpk Rev Dept of Trans
          Ser B...................................... 5.000    07/01/30      1,424,127
   500    Florida St Tpk Auth Tpk Ser A Rfdg
          (Prerefunded @ 07/01/02) (FGIC Insd)....... 6.350    07/01/22        509,055
 1,635    Fort Myers, FL Util Rev Ser A Rfdg (FGIC
          Insd)...................................... 5.500    10/01/24      1,688,922
 1,000    Gulf Breeze, FL Rev Loc Govt (Variable Rate
          Coupon) (FGIC Insd)........................ 5.800    12/01/20      1,070,590
 1,500    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist/Sunbelt Ser A.................... 6.000    11/15/31      1,509,390

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$  500    Hillsborough Cnty, FL Capacity Assmt Rev
          Spl (FSA Insd)............................. 5.000%   03/01/16   $    511,010
 1,000    Hillsborough Cnty, FL Indl Dev Auth Pollutn
          Ctl Rev Tampa Elec Proj Rfdg............... 8.000    05/01/22      1,034,050
 2,000    Hillsborough Cnty, FL Sch Dist (AMBAC
          Insd)...................................... 5.375    10/01/19      2,068,620
 3,000    Jacksonville, FL Cap Impt Rev Stadium Proj
          Rfdg (AMBAC Insd).......................... 4.750    10/01/25      2,812,500
 1,000    Jacksonville, FL Elec Auth Rev Ser 3-B
          (Prerefunded @ 10/01/03)................... 5.500    10/01/11      1,047,070
 1,665    Jacksonville, FL Gtd Entitlement Rev Ser A
          Rfdg (AMBAC Insd).......................... 5.500    10/01/12      1,721,194
 1,000    Jacksonville, FL Hosp Rev Univ Med Cent Inc
          Proj (Connie Lee Insd)..................... 6.500    02/01/11      1,023,740
 1,050    Jacksonville, FL Sales Tax Rev Loc Govt
          Rfdg (FGIC Insd)........................... 5.500    10/01/12      1,161,857
 2,250    Jea, FL Wtr & Swr Sys Rev Ser A (MBIA
          Insd)...................................... 5.375    10/01/30      2,253,735
 3,000    Kissimmee, FL Util Auth Elec Rfdg (AMBAC
          Insd)...................................... 5.000    10/01/15      3,089,640
 1,685    Lee Cnty, FL Arpt Rev Ser B (FSA Insd)..... 5.750    10/01/33      1,768,997
   705    Lee Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Multi-Cnty Pgm Ser A (GNMA
          Collateralized)............................ 7.450    09/01/27        780,710
   500    Marion Cnty, FL Hosp Dist Rev & Impt Hlth
          Sys Munroe Reg Rfdg........................ 5.500    10/01/29        485,175
 1,200    Miami Beach, FL Stormwtr Rev (FGIC Insd)... 5.750    09/01/14      1,318,980
 1,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl
          Arpt Ser B (FGIC Insd)..................... 5.500    10/01/16      1,063,610
 2,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl
          Arpt Ser B (FGIC Insd)..................... 5.750    10/01/29      2,106,000
 2,000    Miami-Dade Cnty, FL Ed Fac Auth Rev Ser A
          (AMBAC Insd)............................... 5.750    04/01/29      2,108,520
 1,770    Miami-Dade Cnty, FL Parks Pgm (FGIC Insd).. 4.750    11/01/23      1,673,093
   500    Miami-Dade Cnty, FL Sch Brd Ser A (MBIA
          Insd)...................................... 5.000    05/01/19        501,755
 2,000    Miami-Dade Cnty, FL Sch Brd Ser C (FSA
          Insd)...................................... 5.500    10/01/15      2,148,120

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$5,000    Miramar, FL Wastewtr Impt Assmt Rev
          (Prerefunded @ 10/01/04) (FGIC Insd)....... 6.750%   10/01/25   $  5,554,700
 2,000    North Broward, FL Hosp Dist Rev Impt....... 6.000    01/15/31      2,018,080
 1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp Regl
          Hlthcare Sys Ser E......................... 6.000    10/01/26      1,019,750
 1,000    Orange Cnty, FL Hsg Fin Auth Multi-Family
          Rev Mtg Hands Inc Proj Ser A............... 8.000    10/01/25      1,051,270
   125    Orange Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev (GNMA Collateralized).............. 6.550    10/01/21        129,604
 2,000    Orlando, FL Util Commn Wtr & Sub Ser A
          Rfdg....................................... 5.000    10/01/15      2,056,660
 1,000    Palm Beach Cnty, FL Pub Impt Rev Convention
          Ctr Proj (FGIC Insd)....................... 5.125    11/01/30        986,720
   500    Palm Beach Cnty, FL Sch Brd Ctf Ser A
          (AMBAC Insd)............................... 5.125    08/01/26        495,845
 1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A
          (Prerefunded @ 08/01/04) (AMBAC Insd)...... 6.375    08/01/15      1,095,680
 1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A
          (Prerefunded @ 08/01/10) (FGIC Insd)....... 5.875    08/01/21      1,138,970
 2,500    Palm Beach Cnty, FL Sch Brd Ctf Ser B
          (AMBAC Insd)............................... 5.000    08/01/25      2,444,325
 1,890    Pembroke Pines, FL Charter Sch Ser A (MBIA
          Insd)...................................... 5.375    07/01/16      2,002,266
 1,000    Pembroke Pines, FL Charter Sch Ser A (MBIA
          Insd)...................................... 5.000    07/01/31        967,880
 1,500    Pensacola, FL Arpt Rev Ser A Rfdg (MBIA
          Insd)...................................... 6.000    10/01/12      1,642,755
 1,565    Pensacola, FL Arpt Rev Ser A Rfdg (MBIA
          Insd)...................................... 6.125    10/01/18      1,689,214
   500    Port Saint Lucie, FL Loc Opt Gas Tax Rev
          Impt (FGIC Insd)........................... 5.500    03/01/15        520,445
 1,000    Port Saint Lucie, FL Util Rev Impt Ser A
          Rfdg (MBIA Insd)........................... 5.125    09/01/27        992,500
 1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
          Insd)...................................... 5.000    07/01/21        993,230
 1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
          Insd)...................................... 5.000    07/01/23        986,440
 1,390    Sarasota Cnty, FL Hlth Fac Auth Rev
          Hlthcare Kobernick/Meadow Pk (Prerefunded @
          07/01/02).................................. 10.000   07/01/22      1,435,314

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$1,000    Seminole Cnty, FL Sales Tax Rev (FGIC
          Insd)...................................... 5.000%   10/01/31   $    967,800
   750    Tallahassee, FL Hlth Fac Rev Tallahassee
          Mem Hlthcare Proj.......................... 6.375    12/01/30        761,325
 2,515    Tampa, FL Gtd Entitlement Rev Rfdg (AMBAC
          Insd)...................................... 6.000    10/01/04      2,719,746
 2,000    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt
          Ser A...................................... 5.750    07/01/29      1,995,720
 2,190    Tampa, FL Sales Tax Rev Ser A (AMBAC
          Insd)...................................... 5.375    10/01/16      2,322,648
 1,325    Venice, FL Hlth Fac Rev Venice Hosp Inc
          Proj (Prerefunded @ 12/01/04).............. 6.000    12/01/14      1,466,245
 1,000    Village Ctr Cmnty Dev Dist FL Rectl Rev Ser
          A (MBIA Insd).............................. 5.200    11/01/25      1,001,840
 1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac
          Embry Riddle Aero Ser A.................... 5.750    10/15/29      1,001,630
 1,500    West Orange Hlthcare Dist FL Ser A......... 5.800    02/01/31      1,501,170
 1,270    West Palm Beach, FL........................ 5.250    03/01/16      1,314,475
 1,825    Winter Haven, FL Util Sys Rev & Impt Rfdg
          (MBIA Insd)................................ 4.750    10/01/28      1,690,406
                                                                          ------------
                                                                           147,567,250
                                                                          ------------
          PUERTO RICO  4.3%
 2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser W...................................... 5.500    07/01/15      2,174,120
 1,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser X Rfdg................................. 5.500    07/01/19      1,015,440
 1,250    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
          (Prerefunded @ 07/01/04)................... 6.375    07/01/24      1,384,750
                                                                          ------------
                                                                             4,574,310
                                                                          ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          U. S. VIRGIN ISLANDS  1.5%
$1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A.......................... 6.375%   10/01/19   $  1,617,960
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  143.7%
  (Cost $145,483,418)..................................................    153,759,520
SHORT-TERM INVESTMENTS  1.3%
  (Cost $1,345,000)....................................................      1,345,000
                                                                          ------------

TOTAL INVESTMENTS  145.0%
  (Cost $146,828,418)..................................................    155,104,520
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%............................      1,900,075
PREFERRED SHARES  (46.8%)..............................................    (50,012,080)
                                                                          ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%.........................   $106,992,515
                                                                          ============

 * Zero coupon bond

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $146,828,418).......................  $155,104,520
Cash........................................................         7,910
Receivables:
  Interest..................................................     2,022,511
  Investments Sold..........................................       147,083
Other.......................................................           213
                                                              ------------
    Total Assets............................................   157,282,237
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        76,908
  Administrative Fee........................................        25,636
  Affiliates................................................         7,055
Trustees' Deferred Compensation and Retirement Plans........       145,259
Accrued Expenses............................................        22,784
                                                              ------------
    Total Liabilities.......................................       277,642
Preferred Shares............................................    50,012,080
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $106,992,515
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($106,992,515 divided by
  6,519,397 shares outstanding).............................  $      16.41
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,519,397 shares issued and
  outstanding)..............................................  $     65,194
Paid in Surplus.............................................    96,552,760
Net Unrealized Appreciation.................................     8,276,102
Accumulated Net Realized Gain...............................     1,294,410
Accumulated Undistributed Net Investment Income.............       804,049
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $106,992,515
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,000 issued with liquidation preference of
  $25,000 per share)........................................  $ 50,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $156,992,515
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 4,078,828
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      467,902
Administrative Fee..........................................      155,968
Preferred Share Maintenance.................................       67,714
Trustees' Fees and Related Expenses.........................       17,656
Legal.......................................................       11,921
Custody.....................................................        5,520
Other.......................................................       74,234
                                                              -----------
    Total Expenses..........................................      800,915
    Less Credits Earned on Cash Balances....................          553
                                                              -----------
    Net Expenses............................................      800,362
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,278,466
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,295,233
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   12,037,252
  End of the Period.........................................    8,276,102
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,761,150)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,465,917)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (534,376)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   278,173
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  3,278,466        $  7,283,007
Net Realized Gain..................................      1,295,233           1,999,690
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (3,761,150)          5,012,559
Distributions to Preferred Shareholders:
  Net Investment Income............................       (111,442)         (1,542,122)
  Net Realized Gain................................       (422,934)           (176,660)
                                                      ------------        ------------
Change in Net Assets from Operations...............        278,173          12,576,474

Distributions to Common Shareholders:
  Net Investment Income............................     (2,914,138)         (5,375,231)
  Net Realized Gain................................     (1,577,042)           (494,822)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (4,213,007)          6,706,421

NET ASSETS:
Beginning of the Period............................    111,205,522         104,499,101
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $804,049
  and $449,907, respectively)......................   $106,992,515        $111,205,522
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                SIX MONTHS
                                                  ENDED        YEAR ENDED OCTOBER 31,
                                                APRIL 30,    ---------------------------
                                                 2002 (A)     2001      2000      1999
                                                ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (B)...  $ 17.06     $ 16.03   $ 15.63   $ 17.21
                                                 -------     -------   -------   -------
  Net Investment Income........................      .51        1.12      1.17      1.21
  Net Realized and Unrealized Gain/Loss........     (.39)       1.07       .46     (1.59)
  Common Share Equivalent of Distributions Paid
  to Preferred Shareholders:
    Net Investment Income......................     (.02)       (.24)     (.31)     (.25)
    Net Realized Gain..........................     (.06)       (.03)      -0-       -0-
                                                 -------     -------   -------   -------
Total from Investment Operations...............      .04        1.92      1.32      (.63)
Less Distributions Paid to Common Shareholders:
    Net Investment Income......................      .45         .82       .92       .95
    Net Realized Gain..........................      .24         .07       -0-       -0-
                                                 -------     -------   -------   -------
NET ASSET VALUE, END OF THE PERIOD.............  $ 16.41     $ 17.06   $ 16.03   $ 15.63
                                                 =======     =======   =======   =======
Common Share Market Price at End of the
  Period.......................................  $ 14.68     $ 14.65   $13.375   $ 13.75
Total Return (c)...............................    4.91%*     16.57%     3.99%   -17.90%
Net Assets at End of the Period (In
  millions)....................................  $ 107.0     $ 111.2   $ 104.5   $ 101.9
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (d)..............    1.51%       1.58%     1.65%     1.64%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).......    6.16%       6.72%     7.47%     7.34%
Portfolio Turnover.............................      12%*        34%       38%       40%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (d)...............    1.03%       1.08%     1.10%     1.12%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (e).......    5.95%       5.30%     5.50%     5.83%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.............    2,000       2,000     2,000     2,000
Asset Coverage Per Preferred Share (f).........  $78,502     $80,603   $77,250   $75,953
Involuntary Liquidating Preference Per
  Preferred Share..............................  $25,000     $25,000   $25,000   $25,000
Average Market Value Per Preferred Share.......  $25,000     $25,000   $25,000   $25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .04%. Per share, ratios, and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.214 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                                   SEPT. 27, 1991
    TWO MONTHS                                                                     (COMMENCEMENT
      ENDED                           YEAR ENDED AUGUST 31,                        OF INVESTMENT
     OCT. 31,    ---------------------------------------------------------------   OPERATIONS) TO
       1998        1998       1997       1996       1995       1994       1993     AUG. 31, 1992
-------------------------------------------------------------------------------------------------
     $  17.19    $  16.83   $  16.44   $  16.62   $  16.28   $  17.39   $  16.01      $  14.79
     --------    --------   --------   --------   --------   --------   --------      --------
          .20        1.23       1.25       1.23       1.26       1.28       1.35          1.05
          .02         .36        .44       (.08)       .50      (1.10)      1.31          1.11
         (.04)       (.27)      (.27)      (.28)      (.29)      (.20)      (.19)         (.20)
          -0-         -0-        -0-        -0-       (.01)      (.01)      (.01)          -0-
     --------    --------   --------   --------   --------   --------   --------      --------
          .18        1.32       1.42        .87       1.46       (.03)      2.46          1.96
          .16         .96       1.03       1.05       1.05       1.05       1.01           .74
          -0-         -0-        -0-        -0-        .07        .03        .07           -0-
     --------    --------   --------   --------   --------   --------   --------      --------
     $  17.21    $  17.19   $  16.83   $  16.44   $  16.62   $  16.28   $  17.39      $  16.01
     ========    ========   ========   ========   ========   ========   ========      ========
     $  17.75    $16.9375   $ 17.375   $  16.75   $ 15.625   $ 15.625   $ 17.125      $ 15.625
        5.76%*      3.13%     10.33%     14.18%      7.58%     -2.62%     17.05%         9.33%*
     $  112.0    $  111.8   $  109.3   $  106.3   $  107.2   $  105.0   $  111.9      $  102.9
        1.65%       1.62%      1.64%      1.67%      1.72%      1.66%      1.63%         1.60%
        7.05%       7.24%      7.49%      7.36%      7.89%      7.52%      8.16%         7.61%
           3%*        20%         9%         8%        17%        19%        13%           37%*
        1.14%       1.12%      1.12%      1.14%      1.16%      1.14%      1.11%         1.12%
        5.51%       5.63%      5.87%      5.70%      6.06%      6.33%      7.04%         6.24%
        1,000       1,000      1,000      1,000      1,000      1,000      1,000         1,000
     $162,038    $161,831   $159,317   $156,310   $157,224   $155,040   $161,875      $152,932
     $ 50,000    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000
     $ 50,000    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, there were no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $101,256 increase in cost of securities and a corresponding $101,256 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $25,822; increase net unrealized depreciation by $12,218, and decrease net realized gains by $13,604. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2002, for federal income tax purposes, the cost of long- and short-term investments is $146,714,944, the aggregate gross unrealized appreciation is $8,584,570 and the aggregate gross unrealized depreciation is $194,994, resulting in net unrealized appreciation on long- and short-term investments of $8,389,576.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended April 30, 2002, the Trust's custody fee was reduced by $553 as a result from credits earned on cash balances.

G. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Asset section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

the "Increase in net assets from operations" on the Statement of Operations and the Statement of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $4,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $15,500 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $18,782,363 and $27,418,601, respectively.

4. PREFERRED SHARES

The Trust has outstanding 2,000 APS. Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2002 was 1.470%. During the six months ended April 30, 2002, the rates ranged from 1.470% to 2.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

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Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VFM SAR 6/02                                                   Member NASD/SIPC.
                                                                 6170F02-AS-6/02